UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2011 (September 7, 2011)

BLOUNT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11549	63 0780521
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4909 SE International Way, Portland, Oregon		97222-4679
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (503) 653-8881

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e-4(c))

EXPLANATORY NOTE

Blount International, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K dated as of September 7, 2011 in connection with the acquisition of GenWoods HoldCo, LLC (“Woods Holdings”) and its wholly-owned subsidiary, Woods Equipment Company (“Woods”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 15, 2011, by and among SP Companies, Inc., Grenade LLC, Blount, Inc., and GenWoods HoldCo, LLC. Subject to the terms and conditions of the Merger Agreement, Grenade LLC was merged with and into Woods Holdings and the surviving entity was renamed Woods Equipment Holdings, LLC. Through a short-form merger effective October 4, 2011, Woods Equipment Holdings, LLC merged with and into Woods and Woods is now an indirect wholly-owned subsidiary of the Company.

This Current Report on Form 8-K/A amends Item 9.01 of the Form 8-K to present the Merger Agreement, certain financial statements of Woods Holdings and subsidiaries and certain unaudited pro forma financial data in connection with the Company’s acquisition of Woods Holdings and subsidiaries, which agreement, financial statements and unaudited pro forma financial data are filed as exhibits hereto.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired:

Audited consolidated balance sheet of Woods Holdings and subsidiaries as of January 1, 2011, and the related consolidated statement of operations, statement of changes in members’ equity, and cash flow statement for the fiscal year then ended are filed as Exhibit 99.1 hereto and incorporated herein by reference.

Unaudited consolidated balance sheet of Woods Holdings and subsidiaries as of July 2, 2011, and the related consolidated statement of changes in members’ equity for the six months then ended, and the related consolidated statements of operations and of cash flows for the six months ended July 2, 2011 and July 3, 2010 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma financial information:

Unaudited pro forma condensed consolidated financial data of the Company as of, and for the six months ended June 30, 2011 and for the year ended December 31, 2010, giving effect to the Company’s acquisition of Woods Holdings and subsidiaries is filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits:

Exhibit No.	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Consolidated Financial Statements of GenWoods HoldCo, LLC as of January 1, 2011.

99.2	Unaudited Consolidated Financial Statements of GenWoods HoldCo, LLC; Consolidated Balance Sheet as of July 2, 2011, Consolidated Statement of Changes in Members’ Equity for the Six Months Ended July 2, 2011, and Consolidated Statements of Operations and of Cash Flows for the Six Months Ended July 2, 2011 and July 3, 2010.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Data.

99.4	Agreement and Plan of Merger dated as of August 15, 2011, by and among SP Companies, Inc., Grenade LLC, Blount, Inc., and GenWoods HoldCo, LLC.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLOUNT INTERNATIONAL, INC.
Registrant

Dated: November 7, 2011	By:	/s/ CALVIN E. JENNESS
		Name:	Calvin E. Jenness
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Consolidated Financial Statements of GenWoods HoldCo, LLC as of January 1, 2011.

99.2	Unaudited Consolidated Financial Statements of GenWoods HoldCo, LLC; Consolidated Balance Sheet as of July 2, 2011, Consolidated Statement of Changes in Members’ Equity for the Six Months Ended July 2, 2011, and Consolidated Statements of Operations and of Cash Flows for the Six Months Ended July 2, 2011 and July 3, 2010.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Data.

99.4	Agreement and Plan of Merger dated as of August 15, 2011, by and among SP Companies, Inc., Grenade LLC, Blount, Inc., and GenWoods HoldCo, LLC.

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